Oppenheimer
       Real Asset Fund(R)

                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 2002

Fund Highlights

Performance Update

Investment Strategy Discussion

Listing of Individual Investments

"WE STUCK TO OUR LONGSTANDING STRATEGY, WHICH AIMS TO GENERATE PROFITS THROUGH INTRA-MARKET TRADES. THESE TRADES ARE INTENDED TO EXPLOIT PERCEIVED PRICE INEFFICIENCIES WITHIN A SPECIFIC COMMODITIES SECTOR."

[LOGO OMITTED] OPPENHEIMERFUNDS(R)
The Right Way to Invest

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

    Contents

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  FINANCIAL
    STATEMENTS

36  INDEPENDENT
    AUDITORS' REPORT

37  Federal Income Tax
    Information

38  Trustees and Officers

44  Privacy Policy Notice

FUND OBJECTIVE

Oppenheimer Real Asset Fund(R) seeks total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in the value of the Fund's investments and income on those investments.

------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

          For the 1-Year Period
          Ended 8/31/02

          Without      With
          Sales Chg.   Sales Chg.
------------------------------------
Class A   -5.54%       -10.97%
------------------------------------
Class B   -6.38        -10.81
------------------------------------
Class C   -6.39         -7.27
------------------------------------
Class N   -6.47         -7.35
------------------------------------
Class Y   -5.36
------------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

JAMES C. SWAIN

Chairman
Oppenheimer Real Asset Fund

JOHN V. MURPHY

President
Oppenheimer Real Asset Fund

Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.

   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.

   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.

   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an

                                                   1 OPPENHEIMER REAL ASSET FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.

   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.

   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,


/S/ JAMES C. SWAIN           /S/ JOHN V. MURPHY

James C. Swain               John V. Murphy
September 23, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

                                                   2 OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT
TEAM
Kevin Baum
Angelo Manioudakis

Q

HOW DID OPPENHEIMER REAL ASSET FUND PERFORM DURING THE TWELVE MONTHS THAT ENDED AUGUST 31, 2002?

A. The Fund seeks to outperform its benchmark, the Goldman Sachs Commodities Index (the GSCI(R)), by investing in commodity-linked securities and high-quality fixed-income investments.(1) During this period, the Fund initially lost ground as commodities markets responded negatively to a worldwide economic slowdown and the events of September 11, 2001. Later, the Fund rebounded, delivering strong, double-digit returns as most commodities markets strengthened. In the end, it produced negative performance during the period and slightly underperformed the GSCI(R) as the Fund's fixed-income component did not keep pace with the returns of commodities.

WHY DID COMMODITIES MARKETS RALLY AS THE PERIOD PROGRESSED?

Commodities prices are sensitive to trends in supply and demand. In the fall and winter of 2001, demand for metals and energy fell off dramatically, pushing prices lower. The reasons: A worldwide economic slowdown curtailed manufacturing activity, leading to lower usage of industrial metals. Meanwhile, a warm winter reduced the demand for fuels like heating oil and natural gas.

   The economic malaise persisted in the second half of the period, prolonging the downturn for industrial metals. Also down were prices for livestock, hurt as consumers reined in their spending on select meat cuts and grew concerned about diseased livestock and contaminated meat products. In sharp contrast, results for energy, precious metals and agriculture were positive. Precious metals advanced as investors sought alternatives to slumping stock markets. Energy markets stabilized as the major oil-producing countries, The Organization of Petroleum

1. The Goldman Sachs Commodities Index had a one-year return for the period ended 8/31/02 of -3.36%. While the Fund is benchmarked to the GSCI(R), it is actively managed and the allocations of the Fund's investments may vary from the GSCI(R). Therefore, the Fund is not an index fund. For more information on the GSCI(R), please see page 7.

                                                   3 OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

AFTER A ROUGH START, MOST COMMODITIES MARKETS STRENGTHENED, AIDED BY A WEAKER U.S. DOLLAR.

Exporting Countries (OPEC), struck a balance between supply and demand. And prices for soybeans, wheat and corn rose on fears that drought in major grain-producing regions would lead to lower supplies. Like large portions of the United States, Canada and Australia have been hard hit by lack of precipitation and high temperatures.

   One factor that helped commodities prices was a weaker U.S. dollar. Generally speaking, commodities are priced in U.S. dollars regardless of where they trade in the world. When the dollar declines, commodities become more affordable worldwide. This result in turn encourages consumers to buy, boosting demand and helping to improve overall performance.

HOW DID YOU RESPOND TO THE VOLATILE MARKET CONDITIONS?

We generally keep the Fund's weightings in each of the major commodities sectors similar to those in the GSCI(R). Nonetheless early in the period, we realized that the supply of agricultural products was in danger, which could lead to higher prices, so we increased our investments in corn and soybeans. The move was well timed, and the Fund reaped substantial gains as the drought grew more severe.

   Other than that overweighting, we stuck to our longstanding strategy, which aims to generate profits through intra-market trades. These trades are intended to exploit perceived price inefficiencies WITHIN a specific commodities sector. For instance, we purchased crude oil futures and sold futures on heating oil. Due to warm weather around the globe, heating oil inventories grew rapidly, and the swelling supply dampened prices. Our futures positions allowed us to sell heating oil for more than the going rate. On the other hand, because OPEC did a good job of controlling supply, crude oil prices rose in the past six months. Our futures positions made it possible to buy crude oil for less than the going rate and then sell it at prevailing prices, thereby earning a profit.(2)

2. Although the Fund cannot purchase commodities, it can invest in securities, including futures, whose performance is tied to commodities prices.

                                                   4 OPPENHEIMER REAL ASSET FUND

-----------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE

For the Periods Ended 9/30/02(3)

Class A        Since
1-Year  5-Year Inception

-----------------------------
 4.45%  -5.58% -4.32%

Class B        Since
1-Year  5-Year Inception

-----------------------------
 4.98%  -5.46% -4.15%

Class C        Since
1-Year  5-Year Inception

-----------------------------
 9.04%  -5.15% -4.05%

Class N        Since
1-Year  5-Year Inception

-----------------------------
 9.62%  N/A    -5.88%

Class Y        Since
1-Year  5-Year Inception

-----------------------------
11.40%  -4.08%-2.95%

3. See Notes on page 11 for further details.

HOW DID YOU INVEST THE FIXED-INCOME PORTION OF THE FUND'S PORTFOLIO?

We pursued our standard strategy of focusing on short-term, high-quality fixed-income investments. As usual, we also emphasized "spread products"--that is, mortgage- and asset-backed securities that pay higher interest than comparable-maturity Treasuries and thus give the Fund a yield advantage. Through January, this approach worked well. After that, however, the higher yields were offset by lower prices for a small number of these securities. The downturns were triggered by shrinking corporate profits and accounting irregularities that widely affected both the stock and bond markets in mid-2002.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Soybean and corn yields aren't likely to improve at this point; it's too late in the growing season for even significant rainfall to make a positive difference. So, agriculture prices are likely to remain high. Meanwhile, prices of industrial metals might stabilize if economic conditions improve globally. Energy prices are likely to be volatile, since they are sensitive to political events in the Middle East. And precious metals prices, which are highly dependent upon the strength of the U.S. dollar, could go either way. With all this in mind, we expect to maintain our slightly above-index weighting in agriculture and rely on intramarket trades intended to generate profits in the other sectors.

   As for fixed income, we believe the strategy should focus on holdings with little interest rate and credit sensitivity, so we expect to focus on higher-yield, high-quality, short-term instruments. We believe this combination--slight preference for agriculture and a relatively low-risk fixed-income portfolio--will make Oppenheimer Real Asset Fund a part of THE RIGHT WAY TO INVEST in the coming months.

                                                   5 OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

SECTOR ALLOCATION ON COMMODITY-LINKED NOTES(5)

--------------------------------------------------------------------------------
Energy                                                  66.0%
--------------------------------------------------------------------------------
Agriculture                                             19.3
--------------------------------------------------------------------------------
Livestock                                                6.3
--------------------------------------------------------------------------------
Industrial Metals                                        5.8
--------------------------------------------------------------------------------
Precious Metals                                          2.6

PORTFOLIO ALLOCATION(4)

[GRAPHIC OMITTED]

o  Cash
   Equivalents    38.4%

o  Commodity-
   Linked Notes   25.2

o  Mortgage-
   Backed
   Obligations    13.2

o  Corporate
   Bonds           8.8

o  Other Bonds     7.5

o  Asset-Backed
   Securities      6.9

4. Portfolio is subject to change. Percentages are as of August 31, 2002, and are dollar-weighed based on total market value of investments.

5. Portfolio is subject to change. Percentages are as of August 31, 2002, and are dollar-weighed based on percentages of commodity-linked notes. Commodity notes are debt instruments whose return is based upon or decreased from the price movements of a particular commodity or basket of commodities. The Fund's allocation of its investments with each sector of the GSCI may differ (at times, significantly) from the sector weightings of the GSCI. The Fund is not an index fund.

                                                   6 OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. For the twelve months ended August 31, 2002, Oppenheimer Real Asset Fund underperformed the GSCI(R) by a slight margin and produced overall negative returns. Early in the period, commodities markets, driven by a faltering global economy and reactions to the September 11 terrorist attacks, were very volatile. Prices declined on lower demand. Later, prices for all commodities received a boost from a weakening U.S. dollar, while prices for energy and agricultural commodities strengthened based on concerns about reduced supplies. Like the markets, the Fund lost ground initially, then rallied. An overweighting in soybeans and corn during the second half of the period produced the Fund's largest gains. The Fund's fixed-income securities emphasized short-term, high-quality spread products, primarily mortgage- and asset-backed securities. While generating yields higher than those of comparable-maturity Treasuries, the Fund's spread investments also were responsible for its slight underperformance of the GSCI(R). Specifically, a small number of these securities saw prices fall as concerns about accounting irregularities and dwindling corporate profits hurt various portions of the bond market. The Fund's holdings, allocations, management and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2002. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. Class A, B, C and Y shares were first publicly offered on March 31, 1997. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The graphs reflect the deduction of the current maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B, Class C and Class N shares. Class Y shares are available principally to certain institutional investors and are not subject to a sales charge.

    The Fund's performance is compared to the performance of the GSCI(R). The GSCI(R) is a composite index of commodity sector returns representing an unleveraged, long-term investment in commodity futures that is broadly diversified across the spectrum of commodities and includes reinvestment of income. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index. The Fund is not an index fund.

                                                   7 OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                   Oppenheimer Real   Goldman Sachs
                      Asset Fund     Commodity Index
                      (Class A)

03/31/1997              9,425            10,000
05/31/1997              9,679            10,305
08/31/1997              9,717            10,403
11/30/1997              9,161             9,879
02/28/1998              7,750             8,451
05/31/1998              7,057             7,805
08/31/1998              5,594             6,527
11/30/1998              4,872             6,025
02/28/1999              4,464             5,672
05/31/1999              5,028             6,526
08/31/1999              5,958             7,702
11/30/1999              6,160             8,003
02/29/2000              7,294             9,503
05/31/2000              7,803            10,349
08/31/2000              8,850            10,349
11/30/2000              9,566            12,753
02/28/2001              8,572            11,662
05/31/2001              8,489            11,470
08/31/2001              7,980            10,767
11/30/2001              6,435             8,616
02/28/2002              6,434             8,596
05/31/2002              6,990             9,418
08/31/2002              7,538            10,406


AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/02(1)
1-YEAR -10.97%        5-YEAR -6.07%         SINCE INCEPTION -5.09%

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                   Oppenheimer Real   Goldman Sachs
                      Asset Fund     Commodity Index
                      (Class B)

03/31/1997             10,000            10,000
05/31/1997             10,250            10,305
08/31/1997             10,270            10,403
11/30/1997              9,670             9,879
02/28/1998              8,156             8,451
05/31/1998              7,413             7,805
08/31/1998              5,865             6,527
11/30/1998              5,101             6,025
02/28/1999              4,662             5,672
05/31/1999              5,246             6,526
08/31/1999              6,202             7,702
11/30/1999              6,402             8,003
02/29/2000              7,570             9,503
05/31/2000              8,081            10,349
08/31/2000              9,144            10,349
11/30/2000              9,855            12,753
02/28/2001              8,822            11,662
05/31/2001              8,722            11,470
08/31/2001              8,185            10,767
11/30/2001              6,591             8,616
02/28/2002              6,576             8,596
05/31/2002              7,132             9,418
08/31/2002              7,601            10,406

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/02(1)
1-YEAR -10.81%     5-YEAR -5.99%     SINCE INCEPTION -4.94%

1. See Notes on page 11 for further details.

                                                   8 OPPENHEIMER REAL ASSET FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                   Oppenheimer Real   Goldman Sachs
                      Asset Fund     Commodity Index
                      (Class C)

03/31/1997             10,000            10,000
05/31/1997             10,240            10,305
08/31/1997             10,260            10,403
11/30/1997              9,650             9,879
02/28/1998              8,141             8,451
05/31/1998              7,408             7,805
08/31/1998              5,862             6,527
11/30/1998              5,088             6,025
02/28/1999              4,660             5,672
05/31/1999              5,237             6,526
08/31/1999              6,195             7,702
11/30/1999              6,397             8,003
02/29/2000              7,556             9,503
05/31/2000              8,069            10,349
08/31/2000              9,133            10,349
11/30/2000              9,845            12,753
02/28/2001              8,808            11,662
05/31/2001              8,719            11,470
08/31/2001              8,180            10,767
11/30/2001              6,584             8,616
02/28/2002              6,568             8,596
05/31/2002              7,114             9,418
08/31/2002              7,658            10,406

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/02(1)
1-YEAR -7.27%           5-YEAR -5.68%            SINCE INCEPTION -4.81%

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                   Oppenheimer Real   Goldman Sachs
                      Asset Fund     Commodity Index
                      (Class N)

03/01/2001             10,000            10,000
05/31/2001              9,932             9,836
08/31/2001              9,325             9,233
11/30/2001              7,470             7,388
02/28/2002              7,463             7,371
05/31/2002              8,092             8,076
08/31/2002              8,641             8,923


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 8/31/02(1)
1-YEAR  -7.35%             SINCE INCEPTION  -9.28%

                                                   9 OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                   Oppenheimer Real   Goldman Sachs
                      Asset Fund     Commodity Index
                      (Class Y)

03/31/1997             10,000            10,000
05/31/1997             10,270            10,305
08/31/1997             10,310            10,403
11/30/1997              9,730             9,879
02/28/1998              8,221             8,451
05/31/1998              7,495             7,805
08/31/1998              5,941             6,527
11/30/1998              5,174             6,025
02/28/1999              4,743             5,672
05/31/1999              5,359             6,526
08/31/1999              6,343             7,702
11/30/1999              6,563             8,003
02/29/2000              7,772             9,503
05/31/2000              8,323            10,349
08/31/2000              9,464            10,349
11/30/2000             10,242            12,753
02/28/2001              9,195            11,662
05/31/2001              9,121            11,470
08/31/2001              9,592            10,767
11/30/2001              6,923             8,616
02/28/2002              6,927             8,596
05/31/2002              7,543             9,418
08/31/2002              8,132            10,406


AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/02(1)
1-YEAR -5.36%        5-YEAR -4.64%         SINCE INCEPTION -3.75%

THE PERFORMANCE INFORMATION FOR THE GOLDMAN SACHS COMMODITY INDEX IN THE GRAPHS BEGINS ON 3/31/97 FOR CLASS A, CLASS B, CLASS C AND CLASS Y SHARES, AND ON 2/28/01 FOR CLASS N SHARES.

1. See Notes on page 11 for further details.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                                                  10 OPPENHEIMER REAL ASSET FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

Please note that Oppenheimer Real Asset Fund has a limited operating history, having been first offered 3/31/97, is non-diversified and invests a substantial portion of its assets in derivative instruments that entail potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this greater risk.

CLASS A shares of the Fund were first publicly offered on 3/31/97. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 3/31/97. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception). Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 3/31/97. Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor and are not subject to a sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                                                  11 OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  August 31, 2002
--------------------------------------------------------------------------------

                                                                         PRINCIPAL MARKET VALUE
                                                                            AMOUNT   SEE NOTE 1
===============================================================================================
 ASSET-BACKED SECURITIES--7.6%
-----------------------------------------------------------------------------------------------
 AQ Finance NIM Trust, Collateralized Mtg. Obligations,
 Series 1999-1, Cl. D, 9.75%, 3/25/29                                  $   646,257  $   641,006
-----------------------------------------------------------------------------------------------
 AQ Finance NIM Trust, Home Equity Collateralized Mtg. Obligations,
 Series 2002-1, Cl. Note, 9.50%, 6/25/32(1)                              1,586,691    1,581,733
-----------------------------------------------------------------------------------------------
 Capital Auto Receivables Asset Trust, Auto Mtg.-Backed Nts.,
 Series 2002-3, Cl. A2A, 3.05%, 9/15/05                                  1,680,000    1,688,904
-----------------------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust, Automobile Loan Certificates,
 Series 2002-D, Cl. A2A, 2.13%, 3/15/05(1)                               1,360,000    1,359,883
-----------------------------------------------------------------------------------------------
 Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.,
 Series 2002-2, Cl. A1, 1.91%, 4/15/07(1)                                  820,000      817,950
-----------------------------------------------------------------------------------------------
 Household Automotive Trust, Automobile Loan Certificates,
 Series 2002-2, Cl. A2, 2.15%, 12/19/05(1)                                 680,000      679,116
-----------------------------------------------------------------------------------------------
 Long Beach Asset Holdings Corp. NIM Trust, Home Equity
 Asset-Backed Pass-Through Certificates, Series 2001-3, 7.87%, 9/25/31     397,808      397,808
-----------------------------------------------------------------------------------------------
 MSF Funding LLC, Collateralized Mtg. Obligations, Series 2000-1,
 Cl. C, 9.16%, 7/25/07(1,2)                                                493,055      478,954
-----------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations:
 Series 1999-I, Cl. ECFD, 8.75%, 12/25/28(1)                               884,754      597,209
 Series 2002-I, Cl. ECFD, 9.25%, 3/20/32(3)                              2,066,236    2,040,408
-----------------------------------------------------------------------------------------------
 Nextcard Credit Card Master Note Trust, Collateralized Credit Card
 Obligations, Series 2000-1A, Cl. C, 3.43%, 12/15/06(1,2)                5,500,000      962,500
-----------------------------------------------------------------------------------------------
 Nissan Auto Receivables Owner Trust, Auto Receivable Nts.,
 Series 2002-C, Cl. A2, 1.94%, 9/15/04                                     990,000      989,965
-----------------------------------------------------------------------------------------------
 Ocwen Capital Trust I, Collateralized Mtg. Obligations,
 Series 1999-OAC, Cl. 1, 9.50%, 4/27/29                                    656,311      209,814
-----------------------------------------------------------------------------------------------
 Option One Mortgage Securities Corp., Home Equity Collateralized
 Mtg. Obligations, Series 1999-3, Cl. CTFS, 10.80%, 12/26/29               161,902      158,513
-----------------------------------------------------------------------------------------------
 Salomon Smith Barney Mutual Fund Fee Trust XIV, Asset-Backed Nts.,
 Series 2000-14, Cl. 2, 8.61%, 9/30/08                                   4,009,299    2,337,922
                                                                                     ----------
 Total Asset-Backed Securities (Cost $21,863,107)                                    14,941,685
-----------------------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--14.5%
-----------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Mtg. Pass-Through
 Participation Certificates, 9%, 8/1/22-5/1/25                             232,004      256,948
-----------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 9/25/32(4)                                                          3,800,000    3,873,625
 6.50%, 9/1/32(4)                                                        7,600,000    7,847,000
 7%, 9/25/32(4,5)                                                        8,200,000    8,540,808
-----------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed
 Security, Trust 1993-23, Cl. PN, (104.919)%, 4/25/22(6,7)               3,624,240      135,909
-----------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates,
 Series 1996-WF1, Cl. A2, 7.319%, 11/15/28(2,3)                          1,106,686    1,132,192
-----------------------------------------------------------------------------------------------
 Opryland Hotel Trust, Commercial Mtg. Obligations, Series 2001-OPRA,
 Cl. D, 3.619%, 4/1/11(1,2)                                              2,700,000    2,403,000

                                                  12 OPPENHEIMER REAL ASSET FUND

                                                                                     PRINCIPAL MARKET VALUE
                                                                                        AMOUNT   SEE NOTE 1
===========================================================================================================
 MORTGAGE-BACKED OBLIGATIONS Continued
 Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
 Pass-Through Certificates, Series 1999-NC2, Cl. M3, 5.06%, 4/25/29(2)             $ 1,886,551  $ 1,900,700
-----------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates, Series 1998-8, Cl. B, 3.11%, 8/25/28(2)             1,576,975    1,555,045
-----------------------------------------------------------------------------------------------------------
 Washington Mutual Mortgage Securities Corp., Collateralized Mtg.
 Pass-Through Certificates, Series 2002-AR10, Cl. A1, 2.359%, 10/25/32(1,2)          1,110,000    1,110,694
                                                                                                -----------
 Total Mortgage-Backed Obligations (Cost $29,297,917)                                            28,755,921
===========================================================================================================
 U.S. GOVERNMENT OBLIGATIONS--3.8%
-----------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. Unsec. Nts., 3%, 7/15/04(8)                        4,300,000    4,358,953
-----------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts., 5.25%, 6/15/06                         3,000,000    3,222,603
                                                                                                -----------
 Total U.S. Government Obligations (Cost $7,480,499)                                              7,581,556
===========================================================================================================
 FOREIGN GOVERNMENT OBLIGATIONS--2.5%
-----------------------------------------------------------------------------------------------------------
 New Brunswick (Province of) Global Nts., 7.125%, 10/1/02(8)
 (Cost $5,016,383)                                                                   5,000,000    5,018,635
===========================================================================================================
 CORPORATE BONDS AND NOTES--9.6%
-----------------------------------------------------------------------------------------------------------
 Albertson's, Inc, 6.55% Sr. Nts., 8/1/04                                              640,000      680,064
-----------------------------------------------------------------------------------------------------------
 Anthem, Inc, 4.875% Nts., 8/1/05                                                      420,000      428,076
-----------------------------------------------------------------------------------------------------------
 BellSouth Corp., 5% Nts., 10/15/06                                                    510,000      515,671
-----------------------------------------------------------------------------------------------------------
 Bombardier Capital, Inc., 3.895% Nts., 11/21/02(2,3)                                3,000,000    3,001,590
-----------------------------------------------------------------------------------------------------------
 Cardinal Health, Inc., 4.45% Nts., 6/30/05                                            370,000      382,462
-----------------------------------------------------------------------------------------------------------
 Conoco, Inc., 5.90% Sr. Unsec. Nts., 4/15/04                                          610,000      639,439
-----------------------------------------------------------------------------------------------------------
 Countrywide Home Loans, Inc., 5.50% Nts., Series K, 2/1/07                            635,000      652,236
-----------------------------------------------------------------------------------------------------------
 Credit Suisse First Boston (USA), Inc., 5.75% Nts., 4/15/07                           600,000      630,823
-----------------------------------------------------------------------------------------------------------
 EOP Operating LP, 7.34% Unsec. Nts., 11/15/07                                          30,000       33,450
-----------------------------------------------------------------------------------------------------------
 Ford Motor Credit Co.:
 6.875% Nts., 2/1/06                                                                 2,790,000    2,804,154
 7.25% Nts., 1/15/03(8)                                                              3,000,000    3,039,168
-----------------------------------------------------------------------------------------------------------
 Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05                                             630,000      687,768
-----------------------------------------------------------------------------------------------------------
 GTE North, Inc., 6.40% Debs., Series E, 2/15/05                                       605,000      627,733
-----------------------------------------------------------------------------------------------------------
 John Hancock Global Funding II, 5% Nts., 7/27/07(3)                                   760,000      783,409
-----------------------------------------------------------------------------------------------------------
 KeyCorp, 8% Sub. Nts., 7/1/04                                                         595,000      650,536
-----------------------------------------------------------------------------------------------------------
 PNC Bank NA, 7.875% Sub. Nts., 4/15/05                                                580,000      634,823
-----------------------------------------------------------------------------------------------------------
 Raytheon Co., 5.70% Sr. Unsec. Nts., 11/1/03                                          620,000      633,023
-----------------------------------------------------------------------------------------------------------
 SBC Communications, Inc., 5.75% Sr. Nts., 5/2/06                                      470,000      492,358
-----------------------------------------------------------------------------------------------------------
 Sears Roebuck & Co., 6.25% Nts., 1/15/04                                              620,000      640,760
-----------------------------------------------------------------------------------------------------------
 Simon DeBartolo Group LP, 6.875% Unsec. Nts., 11/15/06                                355,000      381,935
-----------------------------------------------------------------------------------------------------------
 Walt Disney Co. (The), 7.30% Nts., 2/8/05                                             315,000      338,001
-----------------------------------------------------------------------------------------------------------
 Wyeth, 5.875% Nts., 3/15/04                                                           380,000      390,543
                                                                                                -----------
 Total Corporate Bonds and Notes (Cost $18,912,556)                                              19,068,022

                                                  13 OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL MARKET VALUE
                                                                                        AMOUNT   SEE NOTE 1
===========================================================================================================
 STRUCTURED NOTES--29.4%
-----------------------------------------------------------------------------------------------------------
 AIG, Goldman Sachs Commodity Index Total Return Linked Nts.:
 2.12%, 1/24/03(9)                                                                 $ 6,000,000  $ 9,379,541
 2.51%, 1/24/03(9)                                                                   2,500,000    3,480,559
-----------------------------------------------------------------------------------------------------------
 Business Development Bank of Canada, Goldman Sachs Commodity
 Index Excess Return Linked Nts.:
 2.23%, 11/19/02(9)                                                                  4,000,000    5,250,800
 2.41%, 11/19/02(9)                                                                  5,000,000    6,350,000
-----------------------------------------------------------------------------------------------------------
 Business Development Bank of Canada, Goldman Sachs Non Energy
 Excess Return Index Linked Nts., 2.43%, 4/22/03                                     3,000,000    3,601,800
-----------------------------------------------------------------------------------------------------------
 Cargill Financial Services Corp., Goldman Sachs Commodity Index
 Total Return Linked Nts.:
 2.098%, 11/7/02(9)                                                                  3,000,000    4,386,788
 2.363%, 11/4/02(9)                                                                 11,000,000   15,333,278
 2.513%, 11/7/02(9)                                                                  5,000,000    6,417,008
-----------------------------------------------------------------------------------------------------------
 Sempra Energy Trading Corp., Goldman Sachs Commodity Index
 Total Return Linked Nts., 1.82%, 6/6/03(2,9)                                        4,000,000    4,137,600
                                                                                                -----------

 Total Structured Notes (Cost $43,500,000)                                                       58,337,374
                                                                                                ===========

                                                                    DATE  STRIKE      CONTRACTS
===========================================================================================================
 OPTIONS PURCHASED--0.0%
-----------------------------------------------------------------------------------------------------------
 Natural Gas Futures, 10/29/02 Put(7)
 (Cost $56,407)                                                 10/28/02      $3             75      61,500

                                                                                     PRINCIPAL
                                                                                        AMOUNT
===========================================================================================================
 JOINT REPURCHASE AGREEMENTS--42.1%
-----------------------------------------------------------------------------------------------------------
 Undivided interest of 20.82% in joint repurchase agreement with DB
 Alex Brown LLC, 1.81%, dated 8/30/02, to be repurchased at $400,896,609 on 9/3/02, collateralized by U.S. Treasury Bonds, 5.50%--6.125%,
 8/15/28--8/15/29, with a value of $410,193,562 (Cost $83,452,000)                $  83,452,000   83,452,000

-------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $209,578,869)                                          109.5%  217,216,693
-------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                                     (9.5)  (18,822,515)
                                                                                     ------------------------
 NET ASSETS                                                                               100.0% $198,394,178
                                                                                     ========================

                                                  14 OPPENHEIMER REAL ASSET FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,957,599 or 3.51% of the Fund's net assets as of August 31, 2002.

4. When-issued security to be delivered and settled after August 31, 2002.

5. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                             CONTRACTS EXPIRATION EXERCISE   PREMIUM  MARKET VALUE
                       SUBJECT TO CALL      DATES    PRICE  RECEIVED    SEE NOTE 1
----------------------------------------------------------------------------------
Corn Futures, 12/13/02             100   11/22/02     $300  $ 28,564      $ 18,750
Soybean Futures, 11/14/02           20    9/20/02      570     4,963         3,000
                                                            ----------------------
                                                              33,527        21,750
----------------------------------------------------------------------------------

                             CONTRACTS EXPIRATION   EXERCISE    PREMIUM  MARKET VALUE
                        SUBJECT TO PUT      DATES      PRICE   RECEIVED    SEE NOTE 1
-------------------------------------------------------------------------------------
Cotton No. 2 Futures, 10/8/02       18    9/13/02         40      3,103           360
Cotton No. 2 Futures, 10/8/02       24    9/13/02         42      4,138         1,920
Gold (100 Oz.) Futures, 9/26/02    150    9/13/02        280     10,935         1,500
Gold (100 Oz.) Futures, 12/27/02    75    11/8/02        280     16,443        11,250
                                                               ----------------------
                                                                 34,619        15,030
                                                               ----------------------
                                                                $68,146       $36,780
                                                               ======================

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

7. Non-income producing security.

8. Securities with an aggregate market value of $11,605,788 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

9. Security is linked to the Goldman Sachs Commodity Index. The index currently contains multiple commodities from the sectors of energy, metals and agricultural products. Individual components qualify for the inclusion in the index based on liquidity and are weighted by their respective world production quantities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  15 OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2002

=======================================================================================
 ASSETS
---------------------------------------------------------------------------------------
 Investments, at value (including $83,452,000 in repurchase agreements)
 (cost $209,578,869)--see accompanying statement                          $ 217,216,693
---------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                             958,566
 Interest and principal paydowns                                                879,658
 Daily variation on futures contracts                                           304,725
 Other                                                                            1,990
                                                                           ------------
 Total assets                                                               219,361,632

=======================================================================================
 LIABILITIES

---------------------------------------------------------------------------------------

 Bank overdraft                                                                  78,801
---------------------------------------------------------------------------------------
 Options written, at value (premiums received $68,146)--
   see accompanying statement                                                    36,780
---------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased
 (including $20,260,594 purchased on a when-issued basis)                    20,298,538
 Shares of beneficial interest redeemed                                         306,489
 Shareholder reports                                                             88,207
 Distribution and service plan fees                                              72,743
 Transfer and shareholder servicing agent fees                                   64,984
 Trustees' compensation                                                           1,206
 Other                                                                           19,706
                                                                           ------------
 Total liabilities                                                           20,967,454

=======================================================================================
 NET ASSETS                                                                $198,394,178
                                                                           ============

=======================================================================================
 COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------

 Par value of shares of beneficial interest                                $     32,261
---------------------------------------------------------------------------------------
 Additional paid-in capital                                                 231,659,692
---------------------------------------------------------------------------------------
 Undistributed net investment income                                            755,471
---------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                   (44,600,873)
---------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                  10,547,627
                                                                           ------------
 NET ASSETS                                                                $198,394,178
                                                                           ============

                                                  16 OPPENHEIMER REAL ASSET FUND

================================================================================
 NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $148,318,933 and 24,124,531 shares of beneficial
interest outstanding)                                                      $6.15
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                   $6.53

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $24,738,467 and 4,012,922
shares of beneficial interest outstanding)                                 $6.16

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $18,114,842 and 2,949,754
shares of beneficial interest outstanding)                                 $6.14

--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $313,955 and 51,023 shares of
beneficial interest outstanding)                                           $6.15

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per
share (based on net assets of $6,907,981 and 1,122,738
shares of beneficial interest outstanding)                                 $6.15

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  17 OPPENHEIMER REAL ASSET FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2002
--------------------------------------------------------------------------------

===============================================================================================
INVESTMENT INCOME

----------------------------------------------------------------------------------------------
 Interest                                                                         $  9,637,812

===============================================================================================
 EXPENSES

----------------------------------------------------------------------------------------------
 Management fees                                                                     1,507,031
----------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                               278,377
 Class B                                                                               200,230
 Class C                                                                               117,560
 Class N                                                                                   726
----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                               371,995
 Class B                                                                                66,932
 Class C                                                                                38,778
 Class N                                                                                   474
 Class Y                                                                                 5,253
----------------------------------------------------------------------------------------------
 Shareholder reports                                                                   106,051
----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                            14,374
----------------------------------------------------------------------------------------------
 Trustees' compensation                                                                  5,589
----------------------------------------------------------------------------------------------
 Other                                                                                  54,824
                                                                                  ------------
 Total expenses                                                                      2,768,194
 Less reduction to custodian expenses                                                  (12,221)
 Less voluntary waiver of transfer and shareholder servicing agent fees
   -- Classes A, B, C and N                                                            (10,777)
 Less voluntary waiver of transfer and
   shareholder servicing agent fees -- Class Y                                            (376)
                                                                                  ------------
Net expenses                                                                         2,744,820

===============================================================================================
 NET INVESTMENT INCOME                                                               6,892,992


===============================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

----------------------------------------------------------------------------------------------

 Net realized gain (loss) on:

 Investments (including premiums on options exercised)                             (36,186,955)
 Closing of futures contracts                                                       (2,214,651)
 Closing and expiration of option contracts written                                    997,143
                                                                                  ------------
 Net realized loss                                                                 (37,404,463)
----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                               24,930,588
                                                                                  ------------
 Net realized and unrealized loss                                                  (12,473,875)

===============================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $ (5,580,883)
                                                                                  =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  18 OPPENHEIMER REAL ASSET FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED AUGUST 31,                                                            2002            2001
=======================================================================================================
 OPERATIONS
-------------------------------------------------------------------------------------------------------
 Net investment income                                                    $   6,892,992   $  10,164,361
-------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                   (37,404,463)     23,748,404
-------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                        24,930,588     (50,903,958)
                                                                          -----------------------------
 Net decrease in net assets resulting from operations                        (5,580,883)    (16,991,193)

=======================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                     (6,637,082)     (7,904,326)
 Class B                                                                     (1,035,243)     (1,263,819)
 Class C                                                                       (597,787)       (792,707)
 Class N                                                                         (6,068)            (23)
 Class Y                                                                       (146,188)        (38,988)
-------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                           --        (1,185,863)
 Class B                                                                           --          (220,300)
 Class C                                                                           --          (139,138)
 Class N                                                                           --              --
 Class Y                                                                           --            (2,831)

=======================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                     41,724,285     (22,658,773)
 Class B                                                                      5,578,210      (1,511,308)
 Class C                                                                      6,731,211      (5,187,797)
 Class N                                                                        244,031          60,934
 Class Y                                                                      5,076,876       1,918,978

=======================================================================================================
 NET ASSETS
-------------------------------------------------------------------------------------------------------
 Total increase (decrease)                                                   45,351,362     (55,917,154)
-------------------------------------------------------------------------------------------------------
 Beginning of period                                                        153,042,816     208,959,970
                                                                          -----------------------------
 End of period [including undistributed net investment
 income of $755,471 and $2,219,532, respectively]                         $ 198,394,178   $ 153,042,816
                                                                          =============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  19 OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED AUGUST 31,                 2002        2001        2000        1999        1998
=====================================================================================================
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $6.93      $ 8.18       $5.74       $5.81      $10.31
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                          .29         .45         .32         .20         .29
 Net realized and unrealized gain (loss)       (.71)      (1.21)       2.40         .09       (4.59)
                                             --------------------------------------------------------
 Total from investment operations              (.42)       (.76)       2.72         .29       (4.30)
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income          (.36)       (.43)       (.28)       (.36)       (.20)
 Distributions from net realized gain            --        (.06)         --          --          --
                                             --------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                 (.36)       (.49)       (.28)       (.36)       (.20)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period               $6.15      $ 6.93       $8.18       $5.74      $ 5.81
                                             ========================================================

=====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)          (5.54)%     (9.83)%     48.55%       6.50%     (42.43)%
-----------------------------------------------------------------------------------------------------

=====================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)  $148,319    $117,331    $161,547    $109,328     $62,568
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $115,458    $139,631    $126,143    $ 66,106     $59,251
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                         4.73%       5.73%       4.81%       3.73%       4.59%
 Expenses                                      1.68%       1.51%       1.50%       1.82%       1.66%(3)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         49%        105%         93%         86%        105%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  20 OPPENHEIMER REAL ASSET FUND



CLASS B  YEAR ENDED AUGUST 31,                 2002        2001        2000        1999        1998
=====================================================================================================
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $6.95      $ 8.20       $5.75       $5.76      $10.27
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                          .23         .40         .27         .16         .28
 Net realized and unrealized gain (loss)       (.70)      (1.22)       2.40         .10       (4.62)
                                             --------------------------------------------------------
 Total from investment operations              (.47)       (.82)       2.67         .26       (4.34)
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income          (.32)       (.37)       (.22)       (.27)       (.17)
 Distributions from net realized gain            --        (.06)         --          --          --
                                             --------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                 (.32)       (.43)       (.22)       (.27)       (.17)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period               $6.16      $ 6.95       $8.20       $5.75      $ 5.76
                                             ========================================================

=====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)          (6.38)%    (10.49)%     47.44%       5.75%     (42.89)%

=====================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)   $24,738     $21,321     $27,156     $18,690     $17,357
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $20,032     $26,295     $21,416     $15,454     $22,659
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                         4.10%       4.99%       4.03%       2.95%       3.87%
 Expenses                                      2.45%       2.27%       2.27%       2.58%       2.39%(3)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         49%        105%         93%         86%        105%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  21 OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


CLASS C  YEAR ENDED AUGUST 31,                 2002        2001        2000        1999        1998
=====================================================================================================
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $6.93      $ 8.17       $5.73       $5.76      $10.26
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                          .23         .41         .27         .15         .26
 Net realized and unrealized gain (loss)       (.70)      (1.22)       2.39         .11       (4.60)
                                            ---------------------------------------------------------
 Total from investment operations              (.47)       (.81)       2.66         .26       (4.34)
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income          (.32)       (.37)       (.22)       (.29)       (.16)
 Distributions from net realized gain            --        (.06)         --          --          --
                                             --------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                 (.32)       (.43)       (.22)       (.29)       (.16)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period               $6.14      $ 6.93       $8.17       $5.73      $ 5.76
                                             ========================================================

=====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)          (6.39)%    (10.43)%     47.43%       5.68%     (42.87)%
-----------------------------------------------------------------------------------------------------

=====================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)   $18,115     $12,588     $20,256     $15,965     $10,243
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $11,771     $16,165     $16,536     $10,477     $12,060
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                         3.99%       4.95%       4.03%       2.96%       3.87%
 Expenses                                      2.45%       2.26%       2.27%       2.58%       2.38%(3)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         49%        105%         93%         86%        105%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  22 OPPENHEIMER REAL ASSET FUND

CLASS N  YEAR ENDED AUGUST 31,                             2002     2001(1)
================================================================================
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period                     $6.99       $7.67
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .30         .22
 Net realized and unrealized loss                          (.78)       (.73)
                                                      --------------------------
 Total from investment operations                          (.48)       (.51)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.36)       (.17)
 Distributions from net realized gain                        --         --
                                                      --------------------------
 Total dividends and/or distributions to shareholders      (.36)       (.17)
--------------------------------------------------------------------------------
 Net asset value, end of period                           $6.15       $6.99
                                                      ==========================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                      (6.47)%     (6.75)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                  $314         $61
--------------------------------------------------------------------------------
 Average net assets (in thousands)                         $146         $14
 Ratios to average net assets:(3)
 Net investment income                                     3.57%       5.95%
 Expenses                                                  1.94%       1.88%
--------------------------------------------------------------------------------
 Portfolio turnover rate                                     49%        105%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  23 OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


CLASS Y  YEAR ENDED AUGUST 31,                 2002        2001        2000        1999        1998
=====================================================================================================
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $6.94       $8.16       $5.72       $5.81      $10.31
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                          .32         .25         .36         .20         .42
 Net realized and unrealized gain (loss)       (.73)       (.95)       2.38         .10       (4.71)
                                           ----------------------------------------------------------
 Total from investment operations              (.41)       (.70)       2.74         .30       (4.29)
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income          (.38)       (.46)       (.30)       (.39)       (.21)
 Distributions from net realized gain            --        (.06)         --          --          --
                                           ----------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                 (.38)       (.52)       (.30)       (.39)       (.21)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period               $6.15       $6.94       $8.16       $5.72      $ 5.81
                                           ==========================================================

=====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)          (5.36)%     (9.21)%     49.20%       6.77%     (42.38)%
-----------------------------------------------------------------------------------------------------

=====================================================================================================
 RATIOS/SUPPLEMENTAL DATA

-----------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $6,908      $1,741          $1          $1          $1
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $3,420      $  868          $1          $1          $1
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                         3.95%       6.46%       5.28%       3.88%       4.84%
 Expenses                                      1.27%       1.38%(3)    1.09%       1.68%       1.40%(4)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                           1.26%       1.17%       1.09%       1.68%       1.40%
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         49%        105%         93%         86%        105%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  24 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor.

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

     The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in commodity-linked structured notes whose market values and redemption prices are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the overall commodities' markets and increases volatility of each note's market value relative to the change in the underlying commodity prices. Fluctuations in value of these securities related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2002, the market value of these securities comprised 29.4% of the Fund's net assets, and resulted in unrealized gains in the

                                                  25 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

current period of $14,837,374. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.

-------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 2002, the Fund had entered into when-issued purchase commitments of $20,260,594.

     In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.

     Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

                                                  26 OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income tax provision is required, however, during the year ended August 31, 2002, the Fund paid a federal excise tax of $831.

As of August 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                    EXPIRING
                    ----------------------
                    2006       $ 7,316,667
                    2009           390,978
                    2010        19,849,025
                    ----------------------
                    Total      $27,556,670
                    ======================

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2002, amounts have been reclassified to reflect a decrease in additional paid-in capital of $831, an increase in undistributed net investment income of $65,315, and an increase in accumulated net realized loss on investments of $64,484. Net assets of the Fund were unaffected by the reclassifications.

                                                  27 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

     The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2002   AUGUST 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $8,422,368       $ 9,999,863
                 Long-term capital gain            --         1,548,132
                 Return of capital                 --                --
                                           ----------------------------
                 Total                     $8,422,368       $11,547,995
                                           ============================

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income    $    755,471
                 Accumulated net realized loss           (44,600,873)
                 Net unrealized appreciation              10,547,627
                                                        ------------
                 Total                                  $(33,297,775)
                                                        ============

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                                  28 OPPENHEIMER REAL ASSET FUND

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED AUGUST 31, 2002    YEAR ENDED AUGUST 31, 2001(1)
                               SHARES        AMOUNT         SHARES         AMOUNT

------------------------------------------------------------------------------------
CLASS A
Sold                         16,431,339  $ 94,218,844      9,528,426  $  76,518,531
Dividends and/or
distributions reinvested      1,026,928     5,891,961      1,030,050      8,173,734
Redeemed                    (10,253,038)  (58,386,520)   (13,380,818)  (107,351,038)
                            --------------------------------------------------------
Net increase (decrease)       7,205,229  $ 41,724,285     (2,822,342) $ (22,658,773)
                            ========================================================

------------------------------------------------------------------------------------
CLASS B
Sold                          1,958,303  $ 11,475,012      1,532,071  $  12,423,916
Dividends and/or
distributions reinvested        156,457       898,572        164,157      1,305,679
Redeemed                     (1,167,837)   (6,795,374)    (1,940,655)   (15,240,903)
                            --------------------------------------------------------
Net increase (decrease)         946,923  $  5,578,210       (244,427) $  (1,511,308)
                            ========================================================

------------------------------------------------------------------------------------
CLASS C
Sold                          1,879,522  $ 11,031,078        920,758  $   7,399,483
Dividends and/or
distributions reinvested         89,916       516,091        102,604        816,259
Redeemed                       (836,564)   (4,815,958)    (1,685,038)   (13,403,539)
                            --------------------------------------------------------
Net increase (decrease)       1,132,874  $  6,731,211       (661,676) $  (5,187,797)
                            ========================================================

------------------------------------------------------------------------------------
CLASS N
Sold                             50,337  $    291,021          8,768  $      60,934
Dividends and/or
distributions reinvested          1,062         6,021             --             --
Redeemed                         (9,144)      (53,011)            --             --
                            --------------------------------------------------------
Net increase                     42,255  $    244,031          8,768  $      60,934
                            ========================================================

------------------------------------------------------------------------------------
CLASS Y
Sold                          1,068,259  $  6,188,944        343,401  $   2,640,426
Dividends and/or
distributions reinvested          9,822        55,984             --             --
Redeemed                       (206,298)   (1,168,052)       (92,546)      (721,448)
                            --------------------------------------------------------
Net increase                    871,783  $  5,076,876        250,855  $   1,918,978
                            ========================================================

1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

                                                  29 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were $139,172,527 and $78,047,814, respectively.

As of August 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $224,416,243 was composed of:

                    Gross unrealized appreciation $ 15,192,906
                    Gross unrealized depreciation  (22,392,456)
                                                  ------------
                    Net unrealized depreciation   $ (7,199,550)
                                                  ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $200 million of average annual net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the sub-advisory agreement, the Advisor pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average annual net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee

    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                                                  30 OPPENHEIMER REAL ASSET FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   AGGREGATE        CLASS A       CONCESSIONS      CONCESSIONS      CONCESSIONS      CONCESSIONS
                   FRONT-END      FRONT-END        ON CLASS A       ON CLASS B       ON CLASS C       ON CLASS N
               SALES CHARGES  SALES CHARGES            SHARES           SHARES           SHARES           SHARES
                  ON CLASS A    RETAINED BY       ADVANCED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
YEAR ENDED            SHARES    DISTRIBUTOR   DISTRIBUTOR (1)  DISTRIBUTOR (1)  DISTRIBUTOR (1)  DISTRIBUTOR (1)
----------------------------------------------------------------------------------------------------------------
August 31, 2002     $225,419        $79,551            $1,392         $181,569          $60,961           $2,266

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           CLASS A        CLASS B        CLASS C        CLASS N
                        CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                          DEFERRED       DEFERRED       DEFERRED       DEFERRED
                     SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                       RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED             DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------
 August 31, 2002               $--        $53,847         $5,061            $74

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class
A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2002 , payments under the Class A Plan totaled $278,377, all of which were paid by the Distributor to recipients, and included $4,895 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The
Fund has adopted Distribution and Service Plans for Class B, Class C and Class
N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended August 31, 2002, were as follows:

                                                                DISTRIBUTOR'S
                                                 DISTRIBUTOR'S      AGGREGATE
                                                     AGGREGATE   UNREIMBURSED
                                                  UNREIMBURSED  EXPENSES AS %
                 TOTAL PAYMENTS AMOUNT RETAINED       EXPENSES  OF NET ASSETS
                     UNDER PLAN  BY DISTRIBUTOR     UNDER PLAN       OF CLASS
-----------------------------------------------------------------------------
 Class B Plan          $200,230        $159,472     $1,568,991           6.34%
 Class C Plan           117,560          39,883        233,278           1.29
 Class N Plan               726             703          4,662           1.48

                                                  31 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures", debt securities "interest rate futures" and various commodities "commodity index futures" inherent in the Fund's holdings of structured notes. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities, decreases in market value of portfolio securities, or decreases in commodity prices. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates, commodity prices or market indices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                                                  32 OPPENHEIMER REAL ASSET FUND

 As of August 31, 2002, the Fund had outstanding futures contracts as follows:

                                                                                  UNREALIZED
                                     EXPIRATION   NUMBER OF  VALUATION AS OF    APPRECIATION
CONTRACT DESCRIPTION                      DATES   CONTRACTS  AUGUST 31, 2002  (DEPRECIATION)
--------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
COMMODITIES
AGRICULTURE
Corn                                   12/13/02         233      $ 3,122,200     $   17,875
Cotton No. 2                             3/7/03          50        1,214,750        (25,250)
Soybean                                 1/14/03         117        3,194,100        152,100
Wheat                          12/19/02-3/13/03         575       10,900,938        318,238
ENERGY
Brent Crude Oil               10/16/02-11/14/02         265        7,275,300        557,230
Crude Oil                      9/20/02-10/22/02         620       17,942,400      1,111,250
Gas Oil                       10/10/02-11/12/02         109        2,543,175        160,225
Heating Oil                    9/30/02-10/31/02         147        4,744,089         51,282
Natural Gas                    9/26/02-10/29/02         151        5,075,960        473,480
Unleaded Gasoline                       9/30/02         125        4,132,800        191,352
LIVESTOCK
Feeder Cattle                          10/31/02           5          199,188          4,875
Lean Hogs                              12/13/02          31          437,720        (53,680)
Live Cattle                            12/31/02          30          842,100         20,020
INDUSTRIAL METALS
Copper                                 12/27/02          22          382,525          5,225
London Metals Exchange
Aluminum High Grade                    11/20/02          30          982,313          5,813
London Metals Exchange Lead            10/16/02          10          111,500           (500)
London Metals Exchange Zinc            10/16/02          10          193,625            125
PRECIOUS METALS
Gold 100 oz.                           12/27/02          13          408,070         (2,990)
Platinum                               10/28/02          12          339,480          7,680
SOFTS
Cocoa                                  12/13/02          10          200,200         20,900
Coffee, Cl. C                          12/18/02           9          179,550          6,581
Orange Juice                            11/7/02          13          199,290          1,365
Sugar No. 11                    9/30/02-2/28/03          41          274,199         19,836
                                                                                 ----------
                                                                                  3,043,032
                                                                                 ----------
CONTRACTS TO SELL
COMMODITIES
AGRICULTURE
Cotton No. 2                            12/6/02          74        1,719,390         18,855
Soybean                                11/14/02          63        1,715,963        (84,263)
Wheat                                  12/13/02         476        8,806,000        (23,900)
GOVERNMENTS
U.S. Long Bonds                        12/19/02          41        4,497,188         (1,602)
U.S. Treasury Nts., 2 yr.              12/27/02          76       16,165,438        (23,750)
U.S. Treasury Nts., 5 yr.              12/19/02          52        5,780,938        (33,516)
U.S. Treasury Nts., 10 yr.             12/19/02           3          335,344         (1,594)
                                                                                 ----------
                                                                                   (149,770)
                                                                                 ----------
                                                                                 $2,893,262
                                                                                 ==========

                                                  33 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2002 was as follows:

                           CALL OPTIONS                PUT OPTIONS
                           -----------------------------------------------------
                            NUMBER OF     AMOUNT OF    NUMBER OF      AMOUNT OF
                            CONTRACTS      PREMIUMS    CONTRACTS       PREMIUMS
--------------------------------------------------------------------------------
Options outstanding as of
August 31, 2001                    --     $      --          100    $    57,501
Options written                 7,872       568,255        5,893      1,154,230
Options closed or expired      (7,667)     (522,745)      (5,479)    (1,123,372)
Options exercised                 (85)      (11,983)        (247)       (53,740)
                           -----------------------------------------------------
Options outstanding as of
August 31, 2002                   120      $ 33,527          267    $    34,619
                           -----------------------------------------------------

                                                  34 OPPENHEIMER REAL ASSET FUND

================================================================================
7. ILLIQUID SECURITIES

As of August 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2002 was $9,991,039, which represents 5.04% of the Fund's net assets.

===============================================================================
8. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended or at August 31, 2002.

                                                  35 OPPENHEIMER REAL ASSET FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER REAL ASSET FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Asset Fund, including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
September 23, 2002

                                                  36 OPPENHEIMER REAL ASSET FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    None of the dividends paid by the Fund during the year ended August 31, 2002, are eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                                                  37 OPPENHEIMER REAL ASSET FUND

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

================================================================================
NAME, ADDRESS,(1) AGE,                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS /
POSITION(S) HELD WITH FUND                       OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE /
AND LENGTH OF TIME SERVED (2)                    NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY
                                                 OVERSEEN BY TRUSTEE

INDEPENDENT
TRUSTEES

JAMES C. SWAIN, Chairman                         Formerly Chief Executive Officer (until
and Trustee (since 1997)                         August 27, 2002) of the Funds, Vice Chairman
Age: 68                                          (until January 2, 2002) of the Manager and
                                                 President and a director (until 1997) of
                                                 Centennial Asset Management Corporation (a
                                                 wholly-owned investment advisory subsidiary
                                                 of the Manager). Oversees 41 portfolios in
                                                 the OppenheimerFunds complex.


WILLIAM L. ARMSTRONG,                            Chairman of the following private mortgage
Trustee (since 1999)                             banking companies: Cherry Creek Mortgage
Age: 65                                          Company (since 1991), Centennial State
                                                 Mortgage Company (since 1994), The El Paso
                                                 Mortgage Company (since 1993), Transland
                                                 Financial Services, Inc. (since 1997);
                                                 Chairman of the following private companies:
                                                 Great Frontier Insurance (insurance agency)
                                                 (since 1995) and Ambassador Media Corporation
                                                 (since 1984); a director of the following
                                                 public companies: Storage Technology
                                                 Corporation (computer equipment company)
                                                 (since 1991), Helmerich & Payne, Inc. (oil
                                                 and gas drilling/production company) (since
                                                 1992), UNUMProvident (insurance company)
                                                 (since 1991). Formerly Director of
                                                 International Family Entertainment
                                                 (television channel) (1992-1997) and Natec
                                                 Resources, Inc. (air pollution control
                                                 equipment and services company) (1991-1995),
                                                 Frontier Real Estate, Inc. (residential real
                                                 estate brokerage) (1994-1999), and Frontier
                                                 Title (title insurance agency) (1995-June
                                                 1999); a U.S. Senator (January 1979-January
                                                 1991). Oversees 41 portfolios in the
                                                 OppenheimerFunds complex.


ROBERT G. AVIS, Trustee                          Formerly Mr. Avis held the following
(since 1997)                                     positions: Director and President of A.G.
Age: 71                                          Edwards Capital, Inc. (General Partner of
                                                 private equity funds) (until February 2001);
                                                 Chairman, President and Chief Executive
                                                 Officer of A.G. Edwards Capital, Inc. (until
                                                 March 2000); Vice Chairman and Director of
                                                 A.G. Edwards, Inc. and Vice Chairman of A.G.
                                                 Edwards & Sons, Inc. (its brokerage company
                                                 subsidiary) (until March 1999); Chairman of
                                                 A.G. Edwards Trust Company and A.G.E. Asset
                                                 Management (investment advisor) (until March
                                                 1999); and a Director (until March 2000) of
                                                 A.G. Edwards & Sons and A.G. Edwards Trust
                                                 Company. Oversees 41 portfolios in the
                                                 OppenheimerFunds complex.

GEORGE C. BOWEN, Trustee                         Formerly (until April 1999) Mr. Bowen held
(since 1997)                                     the following positions: Senior Vice
Age: 65                                          President (from September 1987) and Treasurer
                                                 (from March 1985) of the Manager; Vice
                                                 President (from June 1983) and Treasurer
                                                 (since March 1985) of OppenheimerFunds
                                                 Distributor, Inc. (a subsidiary of the
                                                 Manager); Senior Vice President (since
                                                 February 1992), Treasurer (since July 1991)
                                                 Assistant Secretary and a director (since
                                                 December 1991) of Centennial Asset Management
                                                 Corporation; Vice President (since October
                                                 1989) and Treasurer (since April 1986) of
                                                 HarbourView Asset Management Corporation (an
                                                 investment advisory subsidiary of the
                                                 Manager); President, Treasurer and a director
                                                 (June 1989-January 1990) of Centennial
                                                 Capital Corporation (an investment advisory
                                                 subsidiary of the Manager); Vice President
                                                 and Treasurer (since August 1978) and
                                                 Secretary (since April 1981) of Shareholder
                                                 Services, Inc. (a transfer agent subsidiary
                                                 of the Manager); Vice President, Treasurer
                                                 and Secretary (since November 1989) of
                                                 Shareholder Financial Services, Inc. (a
                                                 transfer agent subsidiary of the

1. The address of each Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924.

2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

                                                  38 OPPENHEIMER REAL ASSET FUND

GEORGE C. BOWEN, Continued                       Manager); Assistant Treasurer (since March 1998)
                                                 of Oppenheimer Acquisition Corp. (the Manager's
                                                 parent corporation); Treasurer (since
                                                 November 1989) of Oppenheimer Partnership
                                                 Holdings, Inc. (a holding company subsidiary
                                                 of the Manager); Vice President and Treasurer
                                                 (since July 1996) of Oppenheimer Real Asset
                                                 Management, Inc. (an investment advisory
                                                 subsidiary of the Manager); Chief Executive
                                                 Officer and director (since March 1996) of
                                                 MultiSource Services, Inc. (a broker-dealer
                                                 subsidiary of the Manager); Treasurer (since
                                                 October 1997) of OppenheimerFunds
                                                 International Ltd. and Oppenheimer Millennium
                                                 Funds plc (offshore fund management
                                                 subsidiaries of the Manager). Oversees 41
                                                 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON, Trustee                       A member of The Life Guard of Mount Vernon,
(since 1999)                                     George Washington's home (since June 2000).
Age: 63                                          Formerly (March 2001-May 2002) Director of
                                                 Genetic ID, Inc. and its subsidiaries (a
                                                 privately held biotech company); a partner
                                                 with PricewaterhouseCoopers LLP (from
                                                 1974-1999) (an accounting firm) and Chairman
                                                 (from 1994-1998), Price Waterhouse LLP Global
                                                 Investment Management Industry Services
                                                 Group. Oversees 41 portfolios in the
                                                 OppenheimerFunds complex.

JON S. FOSSEL, Trustee                           Chairman and Director (since 1998) of Rocky
(since 1997)                                     Mountain Elk Foundation (a not-for-profit
Age: 60                                          foundation); and a director (since October
                                                 1999) of P.R. Pharmaceuticals (a privately
                                                 held company) and UNUMProvident (an insurance
                                                 company) (since June 1, 2002). Oversees 41
                                                 portfolios in the OppenheimerFunds complex.


SAM FREEDMAN, Trustee                            A trustee or director of other Oppenheimer
(since 1997)                                     funds. Formerly (until October 1994) Mr.
Age: 61                                          Freedman held several positions in subsidiary
                                                 or affiliated companies of the Manager.
                                                 Oversees 41 portfolios in the
                                                 OppenheimerFunds complex.


BEVERLY L. HAMILTON, Trustee                     Trustee (since 1996) of MassMutual
(since 2002)                                     Institutional Funds and of MML Series
Age: 55                                          Investment Fund (open-end investment
                                                 companies); Director of MML Services (since
                                                 April 1987) and America Funds Emerging
                                                 Markets Growth Fund (since October 1991)
                                                 (both are investment companies), The
                                                 California Endowment (a philanthropy
                                                 organization) (since April 2002), and
                                                 Community Hospital of Monterey Peninsula,
                                                 (since February 2002); a trustee (since
                                                 February 2000) of Monterey International
                                                 Studies (an educational organization), and an
                                                 advisor to Unilever (Holland)'s pension fund
                                                 and to Credit Suisse First Boston's Sprout
                                                 venture capital unit. Mrs. Hamilton also is a
                                                 member of the investment committees of the
                                                 Rockefeller Foundation, the University of
                                                 Michigan and Hartford Hospital. Formerly,
                                                 Mrs. Hamilton held the following position:
                                                 President (February 1991-April 2000) ARCO
                                                 Investment Management Company. Oversees 40
                                                 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE, Trustee                        Director (since 2001) of Jones Knowledge,
(since 2002)                                     Inc. (a privately held company), U.S.
Age: 57                                          Exploration, Inc., (since 1997), Colorado
                                                 UpLIFT (a non-profit organization) (since
                                                 1986) and a trustee of the Gallagher Family
                                                 Foundation (since 2000). Formerly, Mr. Malone
                                                 held the following positions: Chairman of
                                                 U.S. Bank (a subsidiary of U.S. Bancorp and
                                                 formerly Colorado National Bank) (July
                                                 1996-April 1, 1999) and a director of
                                                 Commercial Assets, Inc. (1993-2000). Oversees
                                                 40 portfolios in the OppenheimerFunds
                                                 complex.

                                                  39 OPPENHEIMER REAL ASSET FUND

TRUSTEES AND OFFICERS Continued
--------------------------------------------------------------------------------

F. WILLIAM MARSHALL, JR.,                        Trustee (since 1996) of MassMutual
Trustee (since 1997)                             Institutional Funds and of MML Series
Age: 60                                          Investment Fund (open-end investment
                                                 companies); Trustee and Chairman (since May
                                                 1987) of the investment committee for the
                                                 Worcester Polytech Institute; President and
                                                 Treasurer (since January 1999) of the SIS
                                                 Fund (a private not for profit charitable
                                                 organization); Trustee (since 1995) of the
                                                 Springfield Library and Museum Association;
                                                 Trustee (since 1996) of the Community Music
                                                 School of Springfield; Member of the
                                                 investment committee of the Community
                                                 Foundation of Western Massachusetts (since
                                                 1998). Formerly Chairman (January 1999-July
                                                 1999) of SIS & Family Bank, F.S.B. (formerly
                                                 SIS Bank); President, Chief Executive Officer
                                                 and Director (May 1993-December 1998) of SIS
                                                 Bankcorp, Inc. and SIS Bank (formerly
                                                 Springfield Institution for Savings) and
                                                 Executive Vice President (January 1999-July
                                                 1999) of Peoples Heritage Financial Group,
                                                 Inc. Oversees 41 portfolios in the
                                                 OppenheimerFunds complex.

==================================================================================================
INTERESTED TRUSTEE
AND OFFICER

JOHN V. MURPHY,(3,4)                             Chairman, Chief Executive Officer and
President and Trustee,                           director (since June 2001) and President
Trustee (since October 2001)                     (since September 2000) of the Manager;
Age: 53                                          President and a director or trustee of other
                                                 Oppenheimer funds; President and a director
                                                 (since July 2001) of Oppenheimer Acquisition
                                                 Corp. and of Oppenheimer Partnership
                                                 Holdings, Inc.; a director (since November
                                                 2001) of OppenheimerFunds Distributor, Inc.;
                                                 Chairman and a director (since July 2001) of
                                                 Shareholder Services, Inc. and of Shareholder
                                                 Financial Services, Inc.; President and a
                                                 director (since July 2001) of
                                                 OppenheimerFunds Legacy Program (a charitable
                                                 trust program established by the Manager); a
                                                 director of the following investment advisory
                                                 subsidiaries of OppenheimerFunds, Inc.: OFI
                                                 Institutional Asset Management, Inc. and
                                                 Centennial Asset Management Corporation
                                                 (since November 2001), HarbourView Asset
                                                 Management Corporation and OFI Private
                                                 Investments, Inc. (since July 2001);
                                                 President (since November 1, 2001) and a
                                                 director (since July 2001) of Oppenheimer
                                                 Real Asset Management, Inc.; a director
                                                 (since November 2001) of Trinity Investment
                                                 Management Corp. and Tremont Advisers, Inc.
                                                 (investment advisory affiliates of the
                                                 Manager); Executive Vice President (since
                                                 February 1997) of Massachusetts Mutual Life
                                                 Insurance Company (the Manager's parent
                                                 company); a director (since June 1995) of DBL
                                                 Acquisition Corporation; formerly, Chief
                                                 Operating Officer (September 2000-June 2001)
                                                 of the Manager; President and trustee
                                                 (November 1999-November 2001) of MML Series
                                                 Investment Fund and MassMutual Institutional
                                                 Funds (open-end investment companies); a
                                                 director (September 1999-August 2000) of C.M.
                                                 Life Insurance Company; President, Chief
                                                 Executive Officer and director (September
                                                 1999-August 2000) of MML Bay State Life
                                                 Insurance Company; a director (June 1989-June
                                                 1998) of Emerald Isle Bancorp and Hibernia
                                                 Savings Bank (a wholly-owned subsidiary of
                                                 Emerald Isle Bancorp). Oversees 69 portfolios
                                                 in the OppenheimerFunds complex.

3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.

4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.
                                                  40 OPPENHEIMER REAL ASSET FUND

================================================================================
OFFICERS(5,6)

KEVIN BAUM, Vice President                       Associate Portfolio Manager of the Fund
(since 1999)                                     (since May 1999); he has served as the Fund's
Age: 31                                          principal trader since its inception in March
                                                 1997; an officer of 1 portfolio in the
                                                 OppenheimerFunds complex; formerly he was a
                                                 trading and securities analyst for the
                                                 Manager (May 1993-February 1997).

ANGELO MANIOUDAKIS,                              Senior Vice President of the Manager (since
Vice President                                   April 2002); an officer of 9 portfolios in
(since 2002)                                     the OppenheimerFunds complex; formerly
Age: 35                                          Executive Director and portfolio manager for
                                                 Miller, Anderson & Sherrerd, a division of
                                                 Morgan Stanley Investment Management (August
                                                 1993-April 2002).

BRIAN W. WIXTED,                                 Senior Vice President and Treasurer (since
Treasurer, Principal                             March 1999) of the Manager; Treasurer (since
Financial and Accounting                         March 1999) of HarbourView Asset Management
Officer (since 1999)                             Corporation, Shareholder Services, Inc.,
Age: 42                                          Oppenheimer Real Asset Management
                                                 Corporation, Shareholder Financial Services,
                                                 Inc., Oppenheimer Partnership Holdings, Inc.,
                                                 OFI Private Investments, Inc. (since March
                                                 2000), OppenheimerFunds International Ltd.
                                                 and Oppenheimer Millennium Funds plc (since
                                                 May 2000) and OFI Institutional Asset
                                                 Management, Inc. (since November 2000);
                                                 Treasurer and Chief Financial Officer (since
                                                 May 2000) of Oppenheimer Trust Company (a
                                                 trust company subsidiary of the Manager);
                                                 Assistant Treasurer (since March 1999) of
                                                 Oppenheimer Acquisition Corp. and
                                                 OppenheimerFunds Legacy Program (since April
                                                 2000); formerly Principal and Chief Operating
                                                 Officer (March 1995-March 1999), Bankers
                                                 Trust Company-Mutual Fund Services Division.
                                                 An officer of 85 portfolios in the
                                                 OppenheimerFunds complex.

PHILIP F. VOTTIERO,                              Vice President/Fund Accounting of the Manager
Assistant Treasurer                              (since March 2002); formerly Vice
(since August 2002)                              President/Corporate Accounting of the Manager
Age: 39                                          (July 1999-March 2002) prior to which he was
                                                 Chief Financial Officer at Sovlink
                                                 Corporation (April 1996-June 1999). An
                                                 officer of 72 portfolios in the
                                                 OppenheimerFunds complex.

ROBERT G. ZACK,                                  Senior Vice President (since May 1985) and
Vice President &                                 General Counsel (since February 2002) of the
Secretary                                        Manager; General Counsel and a director
(since November 2001)                            (since November 2001) of OppenheimerFunds
Age: 54                                          Distributor, Inc.; Senior Vice President and
                                                 General Counsel (since November 2001) of
                                                 HarbourView Asset Management Corporation;
                                                 Vice President and a director (since November
                                                 2000) of Oppenheimer Partnership Holdings,
                                                 Inc.; Senior Vice President, General Counsel
                                                 and a director (since November 2001) of
                                                 Shareholder Services, Inc., Shareholder
                                                 Financial Services, Inc., OFI Private
                                                 Investments, Inc., Oppenheimer Trust Company
                                                 and OFI Institutional Asset Management, Inc.;
                                                 General Counsel (since November 2001) of
                                                 Centennial Asset Management Corporation; a
                                                 director (since November 2001) of Oppenheimer
                                                 Real Asset Management, Inc.; Assistant
                                                 Secretary and a director (since November
                                                 2001) of OppenheimerFunds International Ltd.;
                                                 Vice President (since November 2001) of
                                                 OppenheimerFunds Legacy Program; Secretary
                                                 (since November 2001) of Oppenheimer
                                                 Acquisition Corp.; formerly Acting General
                                                 Counsel (November 2001-February 2002) and
                                                 Associate General Counsel (May 1981-October
                                                 2001) of the Manager; Assistant Secretary of
                                                 Shareholder Services, Inc. (May 1985-November
                                                 2001), Shareholder Financial Services, Inc.
                                                 (November 1989-November 2001);
                                                 OppenheimerFunds International Ltd. And
                                                 Oppenheimer Millennium Funds plc (October
                                                 1997-November 2001). An officer of 85
                                                 portfolios in the OppenheimerFunds complex.

5. The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Masterson, Vottiero and Wixted and Ms. Ives, whose address is 6803
S. Tucson Way, Centennial, CO 80112-3924.

6. Each Officer serves for an annual term or until his or her resignation, death or removal.
                                                  41 OPPENHEIMER REAL ASSET FUND

TRUSTEES AND OFFICERS Continued
--------------------------------------------------------------------------------

PHILIP T. MASTERSON,                             Vice President and Assistant Counsel of the
Assistant Secretary                              Manager (since July 1998); formerly, an
(since August 2002)                              associate with Davis, Graham, & Stubbs LLP
Age: 38                                          (January 1997-June 1998). An officer of 72
                                                 portfolios in the OppenheimerFunds complex.

DENIS R. MOLLEUR,                                Vice President and Senior Counsel of the
Assistant Secretary                              Manager (since July 1999); formerly a Vice
(since November 2001)                            President and Associate Counsel of the
Age: 44                                          Manager (September 1995-July 1999). An
                                                 officer of 82 portfolios in the
                                                 OppenheimerFunds complex.

KATHERINE P. FELD,                               Vice President and Senior Counsel (since July
Assistant Secretary                              1999) of the Manager; Vice President (since
(since November 2001)                            June 1990) of OppenheimerFunds Distributor,
Age: 44                                          Inc.; Director, Vice President and Secretary
                                                 (since June 1999) of Centennial Asset
                                                 Management Corporation; Vice President (since
                                                 1997) of Oppenheimer Real Asset Management,
                                                 Inc.; formerly Vice President and Associate
                                                 Counsel of the Manager (June 1990-July 1999).
                                                 An officer of 85 portfolios in the
                                                 OppenheimerFunds complex.

KATHLEEN T. IVES,                                Vice President and Assistant Counsel (since
Assistant Secretary                              June 1998) of the Manager; Vice President
(since November 2001)                            (since 1999) of OppenheimerFunds Distributor,
Age: 36                                          Inc.; Vice President and Assistant Secretary
                                                 (since 1999) of Shareholder Services, Inc.;
                                                 Assistant Secretary (since December 2001) of
                                                 OppenheimerFunds Legacy Program and
                                                 Shareholder Financial Services, Inc.;
                                                 formerly Assistant Vice President and
                                                 Assistant Counsel of the Manager (August
                                                 1997-June 1998); Assistant Counsel of the
                                                 Manager (August 1994-August 1997). An officer
                                                 of 85 portfolios in the OppenheimerFunds
                                                 complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

                                                  42 OPPENHEIMER REAL ASSET FUND

OPPENHEIMER REAL ASSET FUND
--------------------------------------------------------------------------------

================================================================================
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.
================================================================================
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.
================================================================================
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT
================================================================================
 INDEPENDENT AUDITORS      Deloitte & Touche LLP
================================================================================
 LEGAL COUNSEL TO          Myer, Swanson, Adams & Wolf, P.C.
 THE FUND
================================================================================
 LEGAL COUNSEL TO THE      Mayer Brown Rowe & Maw
 INDEPENDENT TRUSTEES
================================================================================
 SPECIAL COUNSEL           Kramer, Levin, Naftalis & Frankel

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE,
                           NEW YORK, NY 10018.

(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                                                  43 OPPENHEIMER REAL ASSET FUND

PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

INFORMATION SOURCES

We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY

In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service

                                                  44 OPPENHEIMER REAL ASSET FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP

You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).

                                                  45 OPPENHEIMER REAL ASSET FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDOCSDIRECT

GET THIS REPORT ONLINE!

You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!!

Sign up for EDOCS DIRECT today at
WWW.OPPENHEIMERFUNDS.COM

INTERNET

24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------
PHONELINK(1) and GENERAL INFORMATION 24-hr automated information and automated transactions Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
WRITTEN CORRESPONDENCE AND TRANSACTION REQUESTS
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
FOR OVERNIGHT DELIVERY
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
TICKER SYMBOLS

Class A: QRAAX  Class B: QRABX  Class C: QRACX  Class N: QRANX  Class Y: QRAYX

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                              [LOGO OMITTED] OPPENHEIMERFUNDS(R)
                                                               Distributor, Inc.
 RA0735.001.0802      October 30, 2002